A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments

(Unaudited)

September 30, 2021

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged

Alta Park Fund Onshore, LP	US/Canada	$5,718,769	$5,513,871	3.62%	7/1/2019	Quarterly	45 days	9/30/2021	(d)	$2,608,797
Averill Partners L.P.	US/Canada	5,000,000	4,885,344	3.21	5/1/2021	Quarterly	60 days	6/30/2023	(e),(f)	$1,221,336
Avidity Capital Fund L.P.	US/Canada	1,830,832	1,896,919	1.24	5/1/2020	Quarterly	60 days	9/30/2021		$1,896,919
Biomedical Value Fund, L.P.	US/Canada	6,794,245	7,842,730	5.15	3/1/2019	Quarterly	120 days	9/30/2021		$7,842,730
Brilliant US Feeder 2 Fund Limited	Greater China	3,336,284	3,287,419	2.16	8/1/2019	Monthly	30 days	10/31/2021	(g)	$1,095,806
Crake Global US Feeder L.P.	Global Markets	9,804,381	14,077,651	9.24	10/1/2019	Monthly	45 days	9/30/2021		$14,077,651
Jericho Capital Partners L.P.	US/Canada	5,324,738	12,590,674	8.26	6/1/2011	Quarterly	60 days	9/30/2021	(h)	$9,859,024
MW Eureka (US) Fund	Europe including UK	2,673,662	2,737,948	1.80	2/1/2017	Monthly	90 days	9/30/2021		$2,737,948
Parsifal Fund, L.P.	Global	8,000,000	8,204,081	5.38	5/1/2021	Quarterly	60 days	6/30/2022	(e),(f)	$2,051,020
Pelham Long/Short Fund, L.P.	Europe including UK	2,339,470	5,761,427	3.78	5/1/2010	Monthly	90 days	9/30/2021		$5,761,427
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	2,399,497	2,154,656	1.41	1/1/2013	Quarterly	45 days	9/30/2021		$2,154,656
Pleiad Asia Onshore Feeder Fund	Developed Asia including Japan	7,389,805	10,721,165	7.04	8/1/2015	Quarterly	60 days	9/30/2021	(e)	$2,680,291
Point72 Capital, L.P.	Global	9,747,009	11,823,118	7.76	6/1/2018	Quarterly	45 days	9/30/2021	(e)	$2,955,780
Stamina Partners L.P.	US/Canada	7,924,579	8,282,827	5.44	2/1/2020	Quarterly	60 days	9/30/2021		$8,282,827
Tairen China Fund Ltd.	Greater China	2,444,844	2,569,645	1.69	1/1/2018	Quarterly	60 days	9/30/2021		$2,569,645
TPG Public Equity Partners-A, L.P.	Global	9,625,501	12,674,896	8.32	9/1/2015	Quarterly	60 days	9/30/2021	(e)	$3,168,724
Visium Balanced Offshore Fund, Ltd.	US/Canada	—	—	0.00	6/1/2011	N/A	N/A	N/A	(i)	N/A
WT China Fund Ltd.	China	4,899,726	9,819,352	6.44	3/1/2019	Monthly	45 days	9/30/2021		$9,819,352
York Asian Opportunities Fund, L.P.	Developed Asia including Japan	8,118,581	10,825,841	7.10	8/1/2019	Quarterly	60 days	9/30/2021		$10,825,841

Equity Hedged Subtotal		103,371,923	135,669,564	89.04
Relative Value
PSquared US Feeder Fund, LP	Europe including UK	5,000,000	5,533,951	3.63	4/1/2020	Monthly	90 days	9/30/2021		$5,533,951

Relative Value Subtotal		5,000,000	5,533,951	3.63

Total		$108,371,923	$141,203,515	92.67%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	A portion of this holding ($2,905,074) is under lock-up and is not redeemable without paying a fee.
(e)	The Investment Fund is subject to an investor level gate of 25%.
(f)	This holding is under lock-up and is not redeemable without paying a fee.
(g)	The Investment Fund is subject to an investor level gate of 20%.
(h)	A portion of this holding ($2,731,650) is under lock-up and is not redeemable without paying a fee.
(i)

All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

September 30, 2021

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $141,203,515. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $135,669,564) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of September 30, 2021, the Investment Funds in the equity hedged strategy had $57,232,747, representing 42% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $18,726,149, representing 14% of the value of the investments in this category, that cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investment ranges from 6-19 months at September 30, 2021.

The Investment Fund in the relative value strategy (total fair value of $5,553,951), a broad category, generally encompasses strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Fund in this strategy typically uses arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Fund frequently focuses on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of September 30, 2021.

Please refer to the June 30, 2021 financial statements for full disclosure on the Fund’s portfolio valuation methodology.